SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION OF
ALLSPRING Variable Trust
For the Allspring VT Opportunity Fund (the “Fund”)

Effective immediately, Christopher Miller, CFA is removed as a portfolio manager to the Fund.

Effective immediately, Vince Fioramonti, CFA is added as a portfolio manager to the Fund.

I. Prospectus Effective immediately, in the section entitled “Fund Summary - VT Opportunity Fund - Principal Investment Strategy” the second and third paragraphs are replaced with the following:

We combine quantitative methods with fundamental analysis to select companies that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. Our quantitative analysis is based on a proprietary alpha model that considers valuation, quality, and momentum characteristics to identify undervalued or mispriced securities. Stocks that are attractively ranked by the alpha model are candidates for purchase. These candidates undergo further qualitative analysis, which include evaluating a company’s management strength, products and/or services, competition and risk profile. This disciplined process leads to a target portfolio of securities that are diversified among major economic sectors. We may sell a holding when its price no longer offers an attractive risk/reward, fundamentals deteriorate, or to manage risk and reallocate toward more attractive opportunities.

In the section entitled “Fund Summary – VT Opportunity Fund - Fund Management”, the Fund Management table is updated to include the following:

MANAGER	SUB-ADVISER	PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Vince Fioramonti, CFA, Portfolio Manager / 2026 Robert Wicentowski, CFA, Portfolio Manager / 2025

In the section entitled “Management of the Funds - The Sub-Adviser and Portfolio Managers”, the table is amended to include the following:

Vince Fioramonti, CFA VT Opportunity Fund	Mr. Fioramonti joined Allspring Investments or one of its predecessor firms in 2012, where he currently serves as a Portfolio Manager for the Systematic Core Equity team.

II. Statement of Additional Information In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Other Managed Accounts table is amended to include the following:

Vince Fioramonti, CFA[1]	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$3.30 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$162.03 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	13
	Total Assets Managed	$250.89 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1.	Mr. Fioramonti became a portfolio manager of the Fund on August 20, 2026. The information presented in this table is as of December 31, 2025, at which time Mr. Fioramonti was not a portfolio manager of the Fund.

August 20, 2026	SUP3020 08-26